UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 11, 2011

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606 (Commission File Number)	23-2259884 (IRS Employer Identification No.)
(State or Other Jurisdiction of Incorporation)

140 West Street

New York, New York 10007

(Address of principal executive offices)

(212) 395-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01. Other Events.

      On April 11, 2011, Verizon Communications Inc. issued a press release announcing the merger of Verizon Holdings Inc. with and into Terremark Worldwide, Inc.

      The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

      Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Verizon Communications Inc. on April 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 11, 2011	By:	/s/ William L. Horton, Jr.
		Name:	William L. Horton, Jr.
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Verizon Communications Inc. on April 11, 2011